UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2011

DEMANDTEC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33634	94-3344761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Franklin Parkway, Building 910
San Mateo, CA 94403

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (650) 645-7100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Officer. On September 13, 2011, DemandTec, Inc. (the “Company”) disclosed that Michael Bromme, the Company’s Senior Vice President of Retail, will be leaving the Company. The Company expects that Mr. Bromme’s departure will become effective on September 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEMANDTEC, INC.

DATE: September 13, 2011	By:	/s/ Michael J. McAdam
Michael J. McAdam
General Counsel and Secretary